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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000, relating to the financial statements of MyPoints.com, Inc., which appears in the Annual Report on Form 10-K of MyPoints.com, Inc. for the fiscal year ended December 31, 1999.

                                        /s/  PricewaterhouseCoopers, LLP

San Francisco, CA
June 6, 2000.